UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 15, 2008

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)
(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On September 15, 2008, Journal Communications, Inc. (the “Company”) announced that (a) Andre J. Fernandez will become Executive Vice President, Finance and Strategy on October 20, 2008 and will also become Chief Financial Officer on the first day after the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 28, 2008 and (b) Paul M. Bonaiuto, currently Executive Vice President and Chief Financial Officer, will relinquish his role as Chief Financial Officer when Mr. Fernandez assumes that role. Mr. Bonaiuto will continue with the Company to assist in the transition until his retirement later this year (which was previously announced in May 2008).

        Mr. Fernandez, 40, has been Senior Vice President, Chief Financial Officer and Treasurer for Telemundo Communications Group, Inc., a division of NBC Universal, which is a subsidiary of General Electric Company (“GE”), since 2004. Prior to Telemundo, he served in a number of financial leadership roles for GE, including Chief Financial Officer and Controller for Latin America in Mexico City from 2002 to 2004, Chief Financial Officer for GE Digital Energy in Atlanta from 2000 to 2002, Assistant Treasurer and Risk Manager-Latin America for GE Corporate Treasury in Sao Paulo, Brazil from 1998 to 2000, and Chief Financial Officer, GE Capital Information Technology Solutions, also in Sao Paulo from 1997 to 1998.

        In connection with the commencement of his employment with the Company, Mr. Fernandez will receive a $100,000 signing bonus, 10,000 shares of fully vested Company stock and a grant of 10,000 shares of Company restricted stock (which will vest equally over a four-year period). Mr. Fernandez’s annual base salary will be $390,000. He will also be able to participate in the Company’s Annual Management Incentive Plan and its long-term incentive award program in 2009, will be eligible to participant in other compensation and benefit programs available to the executive officers of the Company in accordance with their terms and will be reimbursed for certain costs associated with his relocation from the Miami area to Milwaukee.

        The Company has three NBC affiliated television stations. NBC Universal is owned by GE.

        A copy of the press release announcing Mr. Fernandez’s appointment and Mr. Bonaiuto’s retirement as Chief Financial Officer is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99)	Press release of Journal Communications, Inc., dated September 15, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: September 16, 2008	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit No.

(99)	Press release of Journal Communications, Inc., dated September 15, 2008.

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